Exhibit 99.1

For more information:	Kevin Kremke, investors, (713) 497-5468
Pat Hammond, media, (713) 497-7723

For immediate release:	February 8, 2006

Reliant Energy Provides 2006 - 2008 Outlook Using Forward Commodity Prices,

Preliminary 2005 Results

HOUSTON – Reliant Energy, Inc. today announced preliminary results for key financial metrics in 2005 and an outlook for 2006, 2007 and 2008 based on forward commodity prices(1).  The company will discuss this outlook at 8:30 a.m., Eastern Time, today in the previously announced investor webcast.  The investor presentation to be used in the webcast is available at http://www.reliant.com/corporate.

Reliant Energy’s 2005 results are scheduled to be released on February 21, 2006. Preliminary results show a loss from continuing operations before income taxes of $668 million for 2005 and $1,083 million in net cash used in operating activities from continuing operations for 2005.

Preliminary annual 2005 adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”) is approximately $697 million, which includes net gains from the sales of emission allowances of $52 million for the fourth quarter and net gains from the sales of emission allowances and assets of $141 million for the first three quarters.  Free cash flow for 2005 is approximately $49 million, which excludes purchases and sales of emission allowances and cash provided by the New York City and Ceredo generation assets.

The company has established an outlook for Open EBITDA in excess of  $1 billion in each of the years ending December 31, 2006, 2007 and 2008, based on forward commodity prices.  The company believes that Open EBITDA provides a meaningful representation of the earnings power of the company as it excludes the impact of historical wholesale hedging activity, gains on the sales of emission allowances, gains or losses on the sales of assets and gains or losses on the sales of equity method investments.  This outlook is based on assumptions and estimates made by Reliant Energy, which will be detailed in its webcast (access information provide above).

(1)  Forward commodity prices refers to the market’s current view on coal, natural gas, SO2 emissions and other prices as of December 29, 2005, which will be discussed in additional detail on the company’s webcast (access information provided above).

Open EBITDA

Outlook Reconciliation

($ millions)	2006	2007	2008
Income (loss) from continuing operations before income taxes (a)	$(62)	$136	$186
Delivery of product underlying the unrealized (gains) losses on energy derivatives	(126)	(27)	1
Depreciation and amortization	378	466	579
Interest expense, net	380	317	283
Adjusted EBITDA (a)	$570	$892	$1,049
Historical wholesale hedges (b)	643	250	108
Gains on sales of emission allowances (a),(c)	(122)	—	—
Open EBITDA (a)	$1,091	$1,142	$1,157

(a)      Certain factors that could affect GAAP financial measures are not accessible on a forward-looking basis, but could be material to future reported earnings.

(b)     Historical wholesale hedges excluded from Open EBITDA are primarily related to closed and remaining power hedges, fuel hedges, long-term tolling purchases and gas transportation and are calculated using forward commodity prices as of December 29, 2005.

(c)      Sales as of February 2, 2006.

Free Cash Flow Reconciliation

($ millions)	Twelve Months Ended December 31, 2005
Net cash used in operating activities from continuing operations	$(1,083)
Change in margin deposits (a)	1,214
Capital expenditures	(82)
Free cash flow from continuing operations	$49

(a)      Reliant Energy posts collateral to support most commodity sales and purchase transactions.  The collateral provides assurance to counterparties that contractual obligations will be fulfilled.  As the obligations are fulfilled, the collateral is returned.  Reliant Energy commonly uses both cash and letters of credit as collateral.  The use of cash as collateral appears as an asset on the balance sheet and as a use of cash in operating cash flow.  When cash collateral is returned, the asset is eliminated from the balance sheet and it appears as a source of cash in operating cash flow.  Changes in margin deposits reflect the net inflows and outflows of cash collateral and are driven by hedging levels and changes in commodity prices, not by the cash flow generated by the business related to sales and purchases in the reporting period.

WEBCAST OF EARNINGS OUTLOOK CALL

The live audio broadcast of the conference call is available at http://www.reliant.com/corporate. A replay of the call can be accessed approximately two hours after the completion of the call.

Reliant Energy, Inc. (NYSE: RRI) based in Houston, Texas, provides electricity and energy services to retail and wholesale customers in the United States. The company provides electricity and energy services to approximately 1.9 million retail electricity customers in Texas, including residential and small business customers and large commercial, industrial and governmental/institutional customers. The company also serves commercial, industrial and governmental/ institutional customers in the PJM (Pennsylvania, New Jersey and Maryland) Market.

The company is one of the largest independent power producers in the nation with approximately 16,000 megawatts of power generation capacity from continuing operations in operation across the United States. These strategically located generating assets utilize natural gas, fuel oil and coal. For more information, visit http://www.reliant.com/corporate.

NON-GAAP FINANCIAL MEASURES

This press release and the attached financial tables include the following non-GAAP financial measures:

•      Contribution margin

•      Adjusted contribution margin

•      Gross margin

•      Adjusted gross margin

•      Free cash flow

•      Open wholesale gross margin

•      EBITDA

•      Adjusted EBITDA

•      Open EBITDA

A reconciliation of these financial measures and the most directly comparable GAAP measures is included above or in the attached financial tables.  Additional information regarding these measures, including a discussion of their usefulness and purpose, is included in the Form 8-K filed along with this press release.

This news release contains “forward-looking statements.”  Forward-looking statements are statements that contain projections about future economic performance and plans.  Forward-looking statements are often identified by words such as “anticipate,” “estimate,” “believe,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” and other similar words.

Forward-looking statements are based on management’s beliefs, assumptions and information available to management at the time the statements are made.  Actual results may differ materially from those expressed or implied by forward-looking statements as a result of many factors or events, including legislative and regulatory developments, the outcome of pending lawsuits, governmental proceedings and investigations, the effects of competition, changes in commodity prices, financial market conditions, weather conditions and other factors we discuss in our other filings with the Securities and Exchange Commission.

Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to update any forward-looking statement.

Information in this report is subject to adjustment resulting from further review and the obtaining of additional information that impacts the consolidated financial statements.

###

Reliant Energy, Inc. and Subsidiaries

Results of Operations by Segment - As Reported

(Preliminary)

(Millions of Dollars)

(Unaudited)

Three Months Ended
December 31, 2005
Retail Energy:
Revenues:
Revenues	$1,736

Operating Expenses:
Purchased power, fuel and cost of gas sold	1,781
Gross margin	(45)

Operation and maintenance	48
Selling and marketing	29
Bad debt expense	14
Contribution margin - Retail Energy	(136)

Wholesale Energy:
Revenues:
Revenues	1,059

Operating Expenses:
Purchased power, fuel and cost of gas sold	878
Gross margin	181

Operation and maintenance	132
Bad debt expense	—
Contribution margin - Wholesale Energy	49

Other Operations:
Revenues:
Revenues	2

Gross margin	2

Operation and maintenance	1
Contribution margin - Other Operations	1

Eliminations:
Revenues:
Revenues	(182)

Operating Expenses:
Purchased power, fuel and cost of gas sold	(182)
Gross margin	—

Consolidated:
Revenues:
Revenues	2,615

Operating Expenses:
Purchased power, fuel and cost of gas sold	2,477
Gross margin	138

Operation and maintenance	181
Selling and marketing	29
Bad debt expense	14
Contribution margin - Consolidated	(86)

Other general and administrative	8
Western states and Cornerstone settlements	8
Gains on sales of assets and emission allowances, net	(52)
Depreciation and amortization	110
Total	74
Operating Loss	(160)

Income of equity investments, net	3
Other, net	—
Loss before interest and income taxes	(157)

Interest expense	(106)
Interest income	8
Loss from continuing operations before income taxes	$(255)

Reliant Energy, Inc. and Subsidiaries

Results of Operations by Segment - As Reported

(Preliminary)

(Millions of Dollars)

(Unaudited)

Twelve Months Ended
December 31, 2005
Retail Energy:
Revenues:
Revenues	$7,045

Operating Expenses:
Purchased power, fuel and cost of gas sold	6,351
Gross margin	694

Operation and maintenance	190
Selling and marketing	95
Bad debt expense	56
Contribution margin - Retail Energy	353

Wholesale Energy:
Revenues:
Revenues	3,301

Operating Expenses:
Purchased power, fuel and cost of gas sold	2,630
Gross margin	671

Operation and maintenance	544
Bad debt expense	2
Contribution margin - Wholesale Energy	125

Other Operations:
Revenues:
Revenues	6

Operating Expenses:
Purchased power, fuel and cost of gas sold	(1)
Gross margin	7

Operation and maintenance	3
Contribution margin - Other Operations	4

Eliminations:
Revenues:
Revenues	(625)

Operating Expenses:
Purchased power, fuel and cost of gas sold	(625)
Gross margin	—

Consolidated:
Revenues:
Revenues	9,727

Operating Expenses:
Purchased power, fuel and cost of gas sold	8,355
Gross margin	1,372

Operation and maintenance	737
Selling and marketing	95
Bad debt expense	58
Contribution margin - Consolidated	482

Other general and administrative	140
Western states and Cornerstone settlements	359
Gains on sales of assets and emission allowances, net	(168)
Depreciation and amortization	446
Total	777
Operating Loss	(295)

Income (loss) of equity investments, net	26
Other, net	(23)
Loss before interest and income taxes	(292)

Interest expense	(399)
Interest income	23
Loss from continuing operations before income taxes	$(668)

Reliant Energy, Inc. and Subsidiaries

Results of Operations by Segment - Adjusted

(Preliminary)

(Millions of Dollars)

(Unaudited)

Three Months Ended
December 31, 2005
Retail Energy:
Revenues:
Revenues	$1,736

Operating Expenses:
Purchased power, fuel and cost of gas sold	1,631
Gross margin	105

Operation and maintenance	48
Selling and marketing	29
Bad debt expense	14
Contribution margin - Retail Energy	14

Wholesale Energy:
Revenues:
Revenues	936

Operating Expenses:
Purchased power, fuel and cost of gas sold	819
Gross margin	117

Operation and maintenance	132
Bad debt expense	—
Contribution margin - Wholesale Energy	(15)

Other Operations:
Revenues:
Revenues	2

Operating Expenses:
Purchased power, fuel and cost of gas sold	—
Gross margin	2

Operation and maintenance	1
Contribution margin - Other Operations	1

Eliminations:
Revenues:
Revenues	(182)

Operating Expenses:
Purchased power, fuel and cost of gas sold	(182)
Gross margin	—

Consolidated:
Revenues:
Revenues	2,492

Operating Expenses:
Purchased power, fuel and cost of gas sold	2,268
Gross margin	224

Operation and maintenance	181
Selling and marketing	29
Bad debt expense	14
Contribution margin - Consolidated	—

Other general and administrative	8
Gains on sales of assets and emission allowances, net	(52)
Depreciation and amortization	110
Total	66
Operating Loss	(66)

Income of equity investments, net	3
Other, net	—
Loss before interest and income taxes	(63)

Interest expense	(106)
Interest income	8
Loss from continuing operations before income taxes	$(161)

Reliant Energy, Inc. and Subsidiaries

Results of Operations by Segment - Adjusted

(Preliminary)

(Millions of Dollars)

(Unaudited)

Twelve Months Ended
December 31, 2005
Retail Energy:
Revenues:
Revenues	$7,045

Operating Expenses:
Purchased power, fuel and cost of gas sold	6,282
Gross margin	763

Operation and maintenance	190
Selling and marketing	95
Bad debt expense	56
Contribution margin - Retail Energy	422

Wholesale Energy:
Revenues:
Revenues	3,503

Operating Expenses:
Purchased power, fuel and cost of gas sold	2,725
Gross margin	778

Operation and maintenance	544
Bad debt expense	2
Contribution margin - Wholesale Energy	232

Other Operations:
Revenues:
Revenues	6

Operating Expenses:
Purchased power, fuel and cost of gas sold	(1)
Gross margin	7

Operation and maintenance	3
Contribution margin - Other Operations	4

Eliminations:
Revenues:
Revenues	(625)

Operating Expenses:
Purchased power, fuel and cost of gas sold	(625)
Gross margin	—

Consolidated:
Revenues:
Revenues	9,929

Operating Expenses:
Purchased power, fuel and cost of gas sold	8,381
Gross margin	1,548

Operation and maintenance	737
Selling and marketing	95
Bad debt expense	58
Contribution margin - Consolidated	658

Other general and administrative	132
Gains on sales of assets and emission allowances, net	(168)
Depreciation and amortization	446
Total	410
Operating income	248

Income of equity investments, net	26
Other, net	(23)
Earnings before interest and income taxes	251

Interest expense	(399)
Interest income	17
Loss from continuing operations before income taxes	$(131)

Reliant Energy, Inc. and Subsidiaries

Results of Operations by Segment - Adjustments

(Preliminary)

(Millions of Dollars)

(Unaudited)

Three Months Ended
December 31, 2005

Retail Energy:
Gross Margin (1) Adjustments:
Unrealized (gains)/losses on energy derivatives	$150
Total gross margin adjustments	150

Wholesale Energy:
Gross Margin (1) Adjustments:
Unrealized (gains)/losses on energy derivatives	(64)
Total gross margin adjustments	(64)

Consolidated:
Western states and Cornerstone settlements	(8)

(1)   Revenues less purchased power, fuel and cost of gas sold.

Reliant Energy, Inc. and Subsidiaries

Results of Operations by Segment - Adjustments

(Preliminary)

(Millions of Dollars)

(Unaudited)

Twelve Months Ended
December 31, 2005

Retail Energy:
Gross Margin (1) Adjustments:
Unrealized losses on energy derivatives	$69
Total gross margin adjustments	69

Wholesale Energy:
Gross Margin (1) Adjustments:
Changes in California-related receivables and reserves	(1)
Unrealized (gains)/losses on energy derivatives	108
Total gross margin adjustments	107

Consolidated:
General and administrative adjustment - settlement of shareholder class action lawsuits	(8)
Western states and Cornerstone settlements	(359)
Interest income adjustment - California-related interest income	(6)

(1)   Revenues less purchased power, fuel and cost of gas sold.

Reliant Energy, Inc. and Subsidiaries

Open EBITDA Reconciliations

(Preliminary)

(Millions of Dollars)

(Unaudited)

Twelve Months Ended
December 31, 2005

Adjusted earnings before interest and income taxes	$251

Depreciation and amortization	446

Adjusted EBITDA	697

Gains on sales of assets and emission allowances, net	(168)
Gain on sale of equity method investment	(25)
Historical wholesale hedges (included in wholesale gross margin):
Power (closed)	441
Fuel	(110)
Tolling/other	84
415 (a)

Open EBITDA	$919

Loss from continuing operations before income taxes	$(668)

Adjustments:
General and administrative adjustment - settlement of shareholder class action lawsuits	8
Western states and Cornerstone settlements	359
Interest income adjustment - California-related interest income	(6)
Unrealized (gains)/losses on energy derivatives	177
Changes in California-related receivables and reserves	(1)

Depreciation and amortization	446
Adjusted interest expense, net	382

Adjusted EBITDA	697

Gains on sales of assets, net	(168)
Gain on sale of equity method investment	(25)
Historical wholesale hedges (included in wholesale gross margin):
Power (closed)	441
Fuel	(110)
Tolling/other	84
415 (a)

Open EBITDA	$919

(a)   Open wholesale gross margin is $1,193 million ($778 million of adjusted wholesale gross margin excluding historical hedges of $415 million).